EXHIBIT 99


        Certification Pursuant to Title 18, United States
     Code, Section 1350, as Adopted Pursuant to Section 906
                Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Medical Staffing Solutions, Inc. ("Medical Staffing Solutions") on Form 10-QSB for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly P. Jones, President and Chief Executive Officer of Medical Staffing Solutions, and I, Nicole M. Jones, Vice-President and Controller of Medical Staffing Solutions, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
  13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Medical Staffing Solutions

Date: May 12, 2003

/s/ Kelly P. Jones
-------------------
Kelly P. Jones
President and Chief Executive Officer

Date: May 12, 2003

/s/ Nicole M. Jones
-----------------------
Nicole M. Jones
Vice-President and Controller